UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2022

Galata Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands (State or other jurisdiction of incorporation)	001-40588 (Commission File Number)	98-1704340 (IRS Employer Identification No.)

2001 S Street NW, Suite 320
Washington, DC 20009

(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (202) 866-0901

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one Warrant	GLTA.U	NYSE American

Class A ordinary shares, par value $0.0001 per share	GLTA	NYSE American

Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	GLTA WS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, Galata Acquisition Corp., a Cayman Islands exempted company (“SPAC”) on July 29, 2022, SPAC entered into a Business Combination Agreement (the “Business Combination Agreement”) by and among SPAC, Galata Merger Sub Inc., a Delaware corporation, and direct, wholly owned subsidiary of SPAC (“Merger Sub”), and Marti Technologies Inc., a Delaware corporation (the “Company”).

Amendment to Subscription Agreements

As previously disclosed, in connection with the execution of the Business Combination Agreement, SPAC entered into convertible note subscription agreements (the “Subscription Agreements”) with certain investors (“PIPE Investors”), pursuant to which SPAC has agreed to issue and sell to the PIPE Investors, and the PIPE Investors have agreed to subscribe for and purchase from SPAC, convertible notes (the “Convertible Notes”) which are convertible into SPAC Class A Ordinary Shares, in an aggregate principal amount of $47,500,000 (the “Subscription”) and having the terms set forth in the indenture in respect of the Convertible Notes (the “Indenture”).

Pursuant to the Indenture, (i) the Convertible Notes were to bear interest at a rate of 12.00% per annum, payable semi-annually (a) at a rate per annum equal to 8% with respect to interest paid in cash and (b) a rate per annum equal to 4% with respect to payment-in-kind interest, plus any additional interest or special interest that may accrue pursuant to the terms of the Indenture and (ii) the aggregate principal amount of PFG Debt (as defined therein) permitted to be incurred by the Company and its Subsidiaries (as defined therein) were not to exceed $18,000,000 at any time outstanding. Additionally, the closing of the Subscription (the “Subscription Closing”) was conditioned on, among other things, a $150,000,000 minimum cash condition which included (i) the post-redemption balance in SPAC’s trust account (the “Trust Account”) and (ii) Convertible Note proceeds (the “Subscription Minimum Cash Condition”).

On December 23, 2022, SPAC, the Company and each PIPE Investor entered into an amendment to the Subscription Agreements (collectively, the “Amendment”). Pursuant to the terms of the Amendment, the Subscription Minimum Cash Condition was amended to include (a) the aggregate original principal amount of the Convertible Notes issued to the PIPE Investors (including, without duplication, the unsecured convertible promissory notes which may be funded at the subscribers’ option prior to closing and which will convert into Convertible Notes at the closing of the business combination) issued at or prior to the Closing; plus (b) the aggregate amount of Qualified ABL Commitments (as defined in the Amendment), whether drawn or undrawn and inclusive of all drawn and invested cash; plus (c) the aggregate amount of Qualified Equity Commitments (as defined in the Amendment); plus (d) the amounts remaining in SPAC’s Trust Account (following any redemptions); plus (e) the aggregate cash and cash equivalents of the Company and its controlled subsidiaries. In addition, the Indenture was amended to (i) increase the interest rate on the Convertible Notes to 15.00% per annum, payable semi-annually (a) at a rate per annum equal to 10% with respect to interest paid in cash and (b) at a rate per annum equal to 5% with respect to payment-in-kind interest and (ii) increase the aggregate principal amount of PFG Debt permitted to be incurred by the Company and its Subsidiaries to $20,000,000 at any time outstanding.

A copy of the form of Amendment is filed with this Current Report as Exhibit 10.1 and is incorporated herein by reference, and the foregoing description of the Amendment is qualified in its entirety by reference to the complete text of the Amendment.

Waiver of Minimum Cash Condition Under Business Combination Agreement

Pursuant to the Business Combination Agreement, the parties thereto agreed that the obligations of the Company to consummate the transactions contemplated by the Business Combination Agreement are subject to satisfaction or waiver by the Company of the condition, among others, that, as of the Closing, after consummation of the Private Placements (as defined in the Business Combination Agreement) and after distribution of the funds in the Trust Account pursuant to the terms of the Business Combination Agreement and deducting all amounts to be paid pursuant to the exercise of redemption rights of SPAC public shareholders, SPAC having cash on hand equal to or in excess of $50,000,000 (subject to the terms of the Business Combination Agreement) (such condition, the “BCA Minimum Cash Condition”).

On December 23, 2022, the Company irrevocably and unconditionally waived the BCA Minimum Cash Condition.

Important Additional Information and Where to Find It

In connection with the proposed business combination, SPAC intends to file a registration statement (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) which will include a proxy statement/prospectus and certain other related documents.

INVESTORS and security holders are urged to read the registration statement, proxy statement/prospectus, any amendments or supplements Thereto and any other relevant documents to be filed with the sec in connection with the proposed business combination CAREFULLY AND IN THEIR ENTIRETY, when they become available, because they will contain important information about SPAC, THE COMPANY and the proposed BUSINESS COMBINATION.

When available, the definitive proxy statement/prospectus and other relevant materials for the proposed business combination will be mailed to shareholders of SPAC as of a record date to be established for voting on the proposed business combination when it becomes available. Shareholders of SPAC will also be able to obtain copies of the Registration Statement, proxy statement/prospectus and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s website at www.sec.gov. Documents filed with the SEC by SPAC will also be available free of charge by accessing SPAC’s website at https://www.galatacorp.net, or, alternatively, by directing a request by mail to SPAC at 2001 S Street NW, Suite 320, Washington, DC 20009.

Participants in the Solicitation

SPAC and the Company and certain of their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies with respect to the proposed business combination under the rules of the SEC. Information about SPAC’s directors and executive officers is contained in SPAC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as filed with the SEC pursuant to Section 13 of the Securities Exchange Act of 1934, as amended, on March 31, 2022, which is available free of charge at the SEC’s website at www.sec.gov or by directing a request to SPAC at 2001 S Street NW, Washington, DC 20009. Additional information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to SPAC shareholders in connection with the proposed business combination will be set forth in the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed business combination when they become available. Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of a proxy, consent, or authorization with respect to or an offer to buy any securities in respect of the proposed business combination, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended, or an exemption therefrom.

Cautionary Statement Regarding Forward-Looking Information

This communication contains statements that are not based on historical fact and are “forward-looking statements’’ within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. For example, statements about the expected timing of the completion of the proposed business combination, the benefits of the proposed business combination, the competitive environment, and the expected future performance and market opportunities of the Company are forward-looking statements. In some cases, you can identify forward looking statements by terminology such as, or which contain the words “will,” “aim,” “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “future,” “intend,” “may,” “plan,” “possible,” “predict,” “project,” “seek,” “should,” “target,” “will,” “would” and variations of these words or similar expressions. Such forward-looking statements are subject to risks, uncertainties and other factors. Actual results may differ materially from the expectations expressed or implied in the forward-looking statements as a result of known and unknown risks and uncertainties.

These forward-looking statements are based on estimates and assumptions that, while considered reasonable by SPAC and its management and the Company and its management, as the case may be, are inherently uncertain and are subject to a number of risks and assumptions. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond SPAC’s and the Company’s control, are difficult to predict, and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. Known risks and uncertainties include but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the business combination agreement; (2) the outcome of any legal proceedings that may be instituted against SPAC, the Company, the combined company or others following the announcement of the proposed business combination; (3) the inability to complete the proposed business combination in a timely manner or at all (including due to the failure to obtain approval of the stockholders of SPAC or to satisfy other conditions to closing); (4) changes to the proposed structure of the proposed business combination that may be required or appropriate as a result of applicable laws or regulations; (5) the ability to meet applicable stock exchange listing standards at or following the consummation of the proposed business combination; (6) the risk that the proposed business combination disrupts current plans and operations of the Company as a result of the announcement and consummation of the proposed business combination; (7) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (8) costs related to the proposed business combination, including the amount of cash available following any redemptions by SPAC stockholders; (9) changes in applicable laws or regulations; (10) the possibility that the Company or the combined company may be adversely affected by other economic, business and/or competitive factors; (11) risks relating to the Company’s operating history and the mobile transportation industry; (12) risks associated with doing business in an emerging market; (13) risks relating to the Company’s dependence on and use of certain intellectual property and technology; and (14) other risks and uncertainties set forth in the Registration Statement to be filed by SPAC with the SEC in connection with the proposed business combination. The foregoing list of important factors is not exhaustive and you should carefully consider the other risks and uncertainties described in the “Risk Factors” section of SPAC’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed by SPAC from time to time with the SEC.

Nothing herein should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Except as may be required by applicable law, neither SPAC nor the Company undertakes any duty to update or revise any forward-looking statements whether as a result of new information, new events, future events or circumstances, or otherwise.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

The Exhibit Index is incorporated by reference herein.

EXHIBIT INDEX

Exhibit No	Description

10.1	Form of Amendment to Convertible Note Subscription Agreement

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Galata Acquisition Corp.
Dated: December 23, 2022

	By:	/s/ Kemal Kaya
		Name:	Kemal Kaya
		Title:	Chief Executive Officer